UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2006

CCC INFORMATION SERVICES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28600	54-1242469
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center Chicago

444 Merchandise Mart

Chicago, Illinois 60654

(Address of Principal Executive Offices)

312- 222-4636

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 9, 2006, CCC Information Services Group Inc. (the “Company”) issued a press release announcing that the stockholders of the Company voted to adopt the Agreement and Plan of Merger dated as of September 21, 2005 by and among Cougar Holdings, Inc., Cougar Merger Sub, Inc. and the Company at the Company’s special meeting of stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated February 9, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2006

CCC INFORMATION SERVICES GROUP INC.

By:	/s/ Peter J. Falconer
Peter J. Falconer
Assistant General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated February 9, 2006